Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Spanish Broadcasting System, Inc. (the “Company”) for the quarterly period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph A. García, Chief Financial Officer, Executive Vice President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph A. García

Name:	Joseph A. García
Title:	Chief Financial Officer, Executive Vice President and Secretary
Date:	March 16, 2005